SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934


(Check  the  appropriate  box)
|X|  Filed  by  the  registrant
|_|  Filed  by  a  party  other  than  the  Registrant
|X|  Preliminary  proxy  statement
|_|  Confidential,  for  Use  of  the  Commission
|_|  Definitive  proxy statement only (as permitted by Rule 14a-6(e)(2))
|_|  Definitive  additional  materials
|_|  Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

THE  CYBER  GROUP  NETWORK  CORPORATION
(Name  of  Registrant  as  Specified  in  Its  Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|X|  No  fee  required.

|_|  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)  Title of each class of securities to which transaction applies:

(2)  Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

(4)  Proposed  maximum  aggregate  value  of  transaction:

(5)  Total  fee  paid:

|_|  Fee  paid  previously  with  preliminary  materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)  Amount  previously  paid:

(2)  Form, Schedule or Registration Statement no.:

(3)  Filing  party:

(4)  Date  filed:



The  Cyber  Group  Network  Corporation
720  East  Carnegie  Drive,  Suite  200
San  Bernardino,  California  92408


NOTICE  OF  ANNUAL  MEETING  OF STOCKHOLDERS TO BE HELD ON FRIDAY, SEPTEMBER 28,
2001

Dear  Stockholder:

     You are cordially invited to attend the annual meeting of stockholders (the "Annual Meeting") of The Cyber Group Network Corporation ("CGPN"), which will be held from 9:00 am till 11:00 am Pacific Daylight Time on Friday, September 28, 2001, at 1590 University Avenue, Riverside, CA 92507

     At the Annual Meeting, certain proposals will be voted upon by the holders of CGPN's common stock. These proposals are described in the enclosed Proxy
Statement. CGPN's Board of Directors has unanimously approved each of these proposals and recommends that you vote in favor of each of them.

     Whether or not you plan to attend, to assure your representation at the meeting, please carefully read the accompanying Proxy Statement, which describes the matters to be voted upon, and complete, sign, date, and return the enclosed proxy card in the reply envelope provided. Should you receive more than one proxy card because your shares are registered in different names and addresses, please return each of them to ensure that all your shares are voted. If you hold your shares of CGPN in street name and decide to attend the Annual Meeting and vote your shares in person, please notify your broker to obtain a ballot so that you may vote your shares. If you are a holder of record of CGPN shares and submit the enclosed proxy card and then vote by ballot, your proxy vote will be revoked automatically and only your vote will be counted. The prompt return of your proxy card will assist us in preparing for the Annual Meeting.

     A  letter  from  CGPN's  Chief  Executive Officer and a copy of CGPN's 2000
Annual  Report  on  Form  10-KSB  are  also  enclosed.

     We look forward to seeing you at the Annual Meeting.


                    Sincerely,


                    /s/  Gregory  Evans
                    -----------------------
                    Gregory  Evans
                    Chief  Executive  Officer

San Bernardino, California
August 28, 2001

THE  CYBER  GROUP  NETWORK  CORPORATION
720  EAST  CARNEGIE  DRIVE,  SUITE  200
SAN  BERNADINO,  CALIFORNIA  92408

PROXY  STATEMENT

FOR  THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON FRIDAY, SEPTEMBER 28, 2001

General  Information  for  Stockholders

     The enclosed proxy card ("Proxy") is solicited on behalf of the Board of Directors of The Cyber Group Network Corporation, a Nevada Corporation ("CGPN"), for use at the 2001 annual meeting of stockholders (the "Annual Meeting") to be held at 9:00 a.m. Pacific Daylight Time on Friday, September 28, 2001, at 1590 University Avenue, Riverside, CA 92507, and at any adjournment.

     This Proxy Statement and the Proxy were first mailed to the stockholders entitled to vote at the Annual Meeting on or about August 17, 2001.

Record  Date  and  Voting

     The specific proposals to be considered and acted upon at the Annual Meeting are described in detail in this Proxy Statement. Stockholders of record at the close of business on July 31, 2001 are entitled to notice of, and to vote at, the Annual Meeting. As of the close of business on that date, there were outstanding and entitled to vote 160,078,144 shares of CGPN's common stock, par value $0.001 per share (the "Common Stock"). Each holder of Common Stock is entitled to one vote for each share of Common Stock held by that stockholder on the record date.

     At the Annual Meeting, all holders of shares of Common Stock will be asked to vote on proposals 1 and 2. A majority of the votes cast by the holders of both Common Stock is required in order to approve each of proposals 1 and 2.

     If a choice as to the matters coming before the Annual Meeting has been specified by a stockholder on a returned Proxy, the shares will be voted accordingly. If no choice is specified, the shares will be voted in favor of the election of each of the directors proposed by the Board and in favor of proposal 2 described in the Notice of Annual Meeting and in this Proxy Statement.

     Abstentions and broker non-votes (that is, a Proxy submitted by a broker or nominee that specifically indicates the lack of discretionary authority to vote on the proposals) are counted for purposes of determining the presence or absence of a quorum for the transaction of business. Abstentions will have the same effect as negative votes, whereas broker non-votes will not be counted for purposes of determining whether a proposal has been approved or not.

     To ensure that your shares are voted at the Annual Meeting, please complete, date, sign and return the enclosed Proxy in the accompanying postage-prepaid, return envelope as soon as possible.

Revocability  of  Proxies

     Any stockholder giving a Proxy pursuant to this solicitation may revoke it at any time prior to its exercise. A stockholder of record may revoke a Proxy by filing with the Secretary of CGPN at its principal executive offices at 720 E. Carnegie Dr. Suite 200, San Bernardino, CA 92408 a duly executed Proxy bearing a later date or by attending the Annual Meeting and voting that stockholder's shares in person. Persons who hold CGPN shares in street name may revoke their Proxy by contacting their broker to obtain a legal ballot and filing that ballot bearing a later date with the Secretary of CGPN at its principal executive offices or by attending the Annual Meeting and voting that legal ballot in person.

Solicitation

     CGPN will bear the entire cost of solicitation, including preparing, assembling, printing and mailing the Notice of Annual Meeting, this Proxy Statement, the Proxy and any additional solicitation materials furnished to stockholders. Copies of solicitation materials will be furnished to any brokerage house, fiduciary or custodian holding shares in its name that are beneficially owned by others, so that they may forward the solicitation materials to the beneficial owners.

MATTERS  TO  BE  CONSIDERED  AT  THE  ANNUAL  MEETING

PROPOSAL  1:  ELECTION  OF  DIRECTORS

     At the Annual Meeting, a Board of Directors consisting of five directors, will be elected to serve until the next annual meeting of stockholders and until there successor(s) have been duly elected and qualified or until her earlier resignation or removal. The Board has selected five nominees. The persons nominated for election have agreed to serve if elected, and management has no reason to believe that any of the nominees will be unavailable to serve. Unless otherwise instructed, the Proxy holders will vote the Proxies received by them in favor of the nominees named below. Holders of shares of Common Stock vote together as a class for the election of directors. If any of the nominees are unable or decline to serve as a director, the Proxies may be voted for a substitute nominee designated by the current Board. As of the date of this Proxy Statement, the Board is not aware of any nominee who is unable to or will decline to serve as a director.

     The Board recommends that stockholders vote in favor of the election of the following nominees, to serve as directors of CGPN until the next annual meeting of stockholders and until their successors have been duly elected and qualified or until their earlier resignation or removal.

Information  With  Respect  to  Nominees

     Set forth below is information regarding the nominees.


NAME OF NOMINEE         DIRECTOR SINCE  AGE          POSTION
----------------------  --------------  ---  -----------------------

Thomas Hobson,          May 2000         41  Chairman of
Chairman of The Board                        the Board

Leah M. Cunningham,     May 2000         27  Chief Administrative
Secretary/Treasurer/                         Officer/ Director
Director

Gregory D. Evans,       April 2001       32  Chief Executive Officer
CEO/ Founder/ Director                       Director

John Moore,             April 2001       28  Director
Director

John Lejay,             April 2001       44  Director
Director

Business  Experience  of  Nominees

THOMAS E. HOBSON, CHAIRMAN, BOARD OF DIRECTORS - Mr. Hobson has helped to guide the development of The Cyber Group Network Corporation since its inception. Mr. Hobson currently also serves as the Manager of Alliance Marketing for California Federal Bank.

LEAH M. CUNNINGHAM, CHIEF ADMINISTRATIVE OFFICER AND DIRECTOR - Ms. Cunningham, in addition to her duties as a Director, oversees the day-to-day operations, Human Resources, and finance of The Cyber Group Network Corporation.

GREGORY D. EVANS, CHIEF EXECUTIVE OFFICER AND DIRECTOR - Mr. Evans is the founder of The Cyber Group Network Corporation, and the creator of the E-Snitch technology and PIRT Security Suites. Mr. Evans leads the Research and Development department of the Company, and is instrumental in the development of all products and services released by the Company.

JOHN G. LEJAY, DIRECTOR - Mr. Lejay provides oversight on operational matters, especially in the areas of sales and marketing. Currently, Mr. Lejay is an Account Executive for Central Transport International, Inc. In this capacity, he provides comprehensive training in product knowledge to internal CTI sales staff and outside clients.

JOHN MOORE, DIRECTOR - As a current member of the Board, Mr. Moore oversees and guides the Company in all legal matters. He completed his Juris Doctor in April 2000, and is a member of the Florida State Bar. Mr. Moore currently serves as a Law Clerk for the Honorable Judge Erithe Smith, in the U.S. Bankruptcy Court, Central District of California, in Los Angeles, California.

Number  of  Directors;  Relationships

     CGPN's Bylaws authorize the Board to fix the number of directors serving on the Board. Since May 2000, the number of directors has been fixed at (5) five. Each director holds office until the annual meeting of stockholders following the initial election or appointment of that director and until that director's successor has been duly elected and qualified, or until that director's earlier resignation or removal. Officers are appointed to serve at the discretion of the Board.

Board  Meetings  and  Committees

     The Board held 13 meetings during the 2000 fiscal year. The directors participated in or attended all meetings held during the period that such director was a member of the Board.

     The Board has an Audit Committee and a Compensation Committee, but not a standing Nominating Committee. The Audit Committee, which is currently composed of John Moore and Danette Garnett, reviews the professional services provided by CGPN's independent auditors and monitors the scope and results of the annual audit; reviews proposed changes in CGPN's financial and accounting standards and principles; reviews CGPN's policies and procedures with respect to its internal accounting, auditing and financial controls; makes recommendations to the Board on the engagement of the independent auditors and addresses other matters that may come before it or as directed by the Board of Directors. The Audit Committee did not hold any meetings during the 2000 fiscal year.

     The Compensation Committee, which is currently composed of John Lejay and Thomas Hobson, sets the compensation for certain of CGPN's personnel. The Compensation Committee held 0 meeting during the 2000 fiscal year.

Director  Compensation

     Board members are reimbursed for reasonable expenses incurred in connection with attendance at meetings of the Board and of Committees of the Board.

EXECUTIVE  COMPENSATION  AND  OTHER  INFORMATION

Executive  Officers

     Certain  information  regarding  the executive officers is set forth below:

            NAME               AGE                Position
            ----               ---                --------

     Leah  M.  Cunningham       27      Chief Administrative Officer/ Director

     Gregory  D.  Evans         32      Chief Executive Officer/ Director


LEAH M. CUNNINGHAM, CHIEF ADMINISTRATIVE OFFICER AND DIRECTOR - Ms. Cunningham, in addition to her duties as a Director, oversees the day-to-day operations, human resources, and finance of The Cyber Group Network Corporation.

GREGORY D. EVANS, CHIEF EXECUTIVE OFFICER AND DIRECTOR - Mr. Evans is the founder of The Cyber Group Network Corporation, and the creator of the E-Snitch technology. Mr. Evans leads the Research and Development department of the Company, and is instrumental in the development of all products and services released by the Company.


Compensation  of  Executive  Officers

      The following table reports the compensation paid or accrued during the fiscal year ended December 2000, for the most highly paid CGPN executive officers.

                              SUMMARY COMPENSATION TABLE


  (1) Name of Individual       Capacities in Which               Annual
   Or Identity of Group     Remuneration was Recorded        Compensation
-------------------------------------------------------------------------------

Gregory D. Evans            Chief Executive Officer         $  200,000.00
                                                       In Cash and Stock Options

Leah M. Cunningham          Secretary, Treasurer             $  150,000.00
                                                       In Cash and Stock Options

Long  Term  Incentive  Plan  Awards

     No long-term incentive plan awards were made to a Named Officer during the last fiscal year.

Change  of  Control  Transactions

     CGPN is not aware of any transactions resulting in a change of control during fiscal year 2000.

Certain  Relationships  and  Related  Transactions

     All transactions between CGPN and its officers, directors, principal stockholders and their affiliates are approved by the Board of Directors. CGPN believes that all of the transactions set forth above were made on terms no less favorable to CGPN than could have been obtained from unaffiliated third parties.

COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires CGPN's officers, directors and persons who are the beneficial owners of more than 10% of the Common Stock to file initial reports of ownership and reports of changes in ownership of the Common Stock with the Securities and Exchange Commission (the "Commission"). Officers, directors and beneficial owners of more than 10% of the Common Stock are required by Commission regulations to furnish CGPN with copies of all Section 16(a) forms they file.

     Based solely on its review of the copies of such forms furnished to CGPN and certain written representations that no other reports were required, CGPN believes that, during the period from inception to December 31, 1999, all officers, directors and beneficial owners of more than 10% of the Common Stock complied with all Section 16(a) requirements.

SECURITY  OWNERSHIP  OF  MANAGEMENT  AND  CERTAIN  BENEFICIAL  OWNERS

     The following table sets forth certain information known to CGPN with respect to the beneficial ownership of Common Stock as of July 31, 2001, by (i) all persons who are beneficial owners of 5% or more of the Common Stock, (ii) each director and nominee, (iii) the Named Officers in the Summary Compensation Table above and (iv) all directors and executive officers as a group.

     The number of shares beneficially owned is determined under rules promulgated by the Commission, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under those rules, beneficial ownership includes any shares as to which the individual has sole or shared voting power or investment power and also any shares, which the individual has the right to acquire within 60 days of July 31, 2001, through the exercise or conversion of any stock option, convertible security, warrant or other right. The inclusion in the table of those shares, however, does not constitute an admission that the named stockholder is a direct or indirect beneficial owner of those shares. Unless otherwise indicated, each person or entity named in the table has sole voting power and investment power (or shares that power with that person's spouse) with respect to all shares of capital stock listed as owned by that person or entity.


NAME OF HOLDER             ADDRESS              NUMBER OF SHARES   PERCENT OF
--------------             -------                OUTSTANDING     TOTAL SHARES
                                                  -----------     ------------
Thomas Hobson        720 E. Carnegie Dr. # 200
                     San Bernardino, CA 92408        4,215,178           2.63%

Gregory Evans        720 E. Carnegie Dr. # 200
                     San Bernardino, CA 92408       12,025,000           7.51%

Leah M. Cunningham   720 E. Carnegie Dr. # 200
                     San Bernardino, CA 92408        4,175,000           2.60%

John Moore           11301 Washington Blvd.
                     Los Angeles, CA 90066           1,250,000            .78%

John Lejay           11301 Washington Blvd.
                     Los Angeles, CA 90066           1,250,000            .78%

Thomas C. Cook       4955 S. Durango #214
Client Trust Escrow  Las Vegas, NV 89113            62,500,000             39%


DEADLINE  FOR  RECEIPT  OF  STOCKHOLDER  PROPOSALS

     Under the present rules of the Commission, the deadline for stockholders to submit proposals to be considered for inclusion in CGPN's Proxy Statement for the next year's annual meeting of stockholders is March 15, 2002. Such proposals may be included in next year's Proxy Statement if they comply with certain rules and regulations promulgated by the Commission. The date of next year's annual meeting of stockholders has not yet been fixed; if CGPN fixes a date that is more than 30 days earlier or later than the date of this year's annual meeting, CGPN will specify a revised deadline in a Form 10-QSB filed with the Commission.

FORM  10-KSB

     CGPN filed a Form 10-KSB for the year ended December 31, 2000 with the Commission. The Form 10-KSB is not incorporated into this Proxy Statement and is not considered proxy soliciting material. Stockholders may obtain additional copies of this report, without charge, by writing to Investor Relations, The Cyber Group Network Corporation, 720 East Carnegie Drive, Suite 200, San Bernardino, California 92408.

OTHER  MATTERS

     CGPN knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters properly come before the Annual Meeting, it is the intention of the person named in the enclosed form of Proxy to vote the shares they represent as the Board may recommend. Discretionary authority with respect to such other matters is granted by the execution of the enclosed Proxy.

THE  BOARD  OF  DIRECTORS
Dated:  August  28,  2001

THE  CYBER  GROUP  NETWORK  CORPORATION
PROXY

ANNUAL  MEETING  OF  STOCKHOLDERS,  SEPTEMBER  28,  2001
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF THE CYBER GROUP NETWORK CORPORATION

     The undersigned revokes all previous proxies, acknowledges receipt of the Notice of the Annual Meeting of Stockholders to be held September 28, 2001 and the Proxy Statement and appoints Gregory D. Evans the Proxy of the undersigned, with full power of substitution, to vote all shares of Common Stock of The Cyber Group Network Corporation ("CGPN") that the undersigned is entitled to vote, either on her own behalf or on behalf of any entity or entities, at the Annual Meeting of Stockholders of CGPN to be held 1590 University Avenue, Riverside, CA 92507, on September 28, 2001 from 9:00 a.m. till 11:00 am Pacific Daylight Time (the "Annual Meeting"), and at any adjournment or postponement thereof, with the same force and effect as the undersigned might or could do if personally present at the Annual Meeting. The shares represented by this Proxy shall be voted in the manner set forth below.

     1. To elect five directors to serve on the Board of Directors for the ensuing year and until their respective successors are duly elected and qualified:


NAME                                       To withhold authority to vote for any
                                           nominees, For  enter  their  name  or
Thomas  E.  Hobson____________________|_|  names below:

Leah  M.  Cunningham__________________|_|

Gregory  D.  Evans____________________|_|

John  G.  Lejay_______________________|_|

John  Moore___________________________|_|


     2. To transact such other business as may properly come before the Annual Meeting and any adjournment or adjournments thereof.

          FOR  |_|                AGAINST  |_|                 ABSTAIN  |_|

     The Board of Directors recommends a vote in favor of the directors listed above and a vote in favor of the other proposals. This Proxy, when properly executed, will be voted as specified above. If no direction is made, this Proxy will be voted in favor of the election of the directors listed above and in favor of the other proposals.


     Please print the stockholder name exactly as it appears on this Proxy. If the shares are registered in more than one name, the signature of each person in whose name the shares are registered is required. A corporation should sign in its full corporate name, with a duly authorized officer signing on behalf of the corporation and stating his or her title. Trustees, guardians, executors, and administrators should sign in their official capacity, giving their full title as such. A partnership should sign in its partnership name, with an authorized person signing on behalf of the partnership.


               -----------------------------------------------
               (Print  name)


               -----------------------------------------------
               (Authorized  Signature)


             Date:______________________________